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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ___________

                                    FORM 8-K
                                   ___________


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  August 23, 2005






                             IVOICE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its chapter)



NEW JERSEY                         000-1307969                   20-1862731
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(State of                          (Commission                (I.R.S. Employer
organization)                      File Number)              Identification No.)



     750 HIGHWAY 34, MATAWAN, NJ                                   07747
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:       (732) 441-7700
                                                    --------------------------







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On August 23, 2005, Arie Seidler verbally notified the Board of Directors that he tendered his resignation as President, Chief Executive Officer and Chief Financial Officer of iVoice Technology, Inc. On August 26, 2005, the Company and Mr. Seidler entered into a Resignation Agreement whereby: (i) Mr. Seidler confirmed his aforementioned resignation, (ii) the Company and Mr. Seidler mutually agreed to terminate the Employment Agreement between the Company and Mr. Seidler initially dated August 1, 2004, as amended and (iii) the Company and Mr. Seidler mutually released each other from any claims that may have accrued against the other.

            On August 26, 2005, the Board of Directors unanimously elected Mark Meller to serve as President, Chief Executive Officer and Chief Financial Officer of the Company to replace Mr. Seidler. Mr. Meller has served as President, Chief Executive Officer and Chief Financial Officer and a director of Deep Field Technologies, Inc. since October 1, 2004. Mr. Meller has also been the President, Chief Executive Officer and Chief Financial Officer of Trey Resources and a director of Trey Resources since September 2003. Since 1988, Mr. Meller has been Chief Executive Officer of Bristol Townsend & Co., Inc., a New Jersey-based consulting firm providing merger and acquisition advisory services to middle market companies. From 1986 to 1988, Mr. Meller was Vice President of Corporate Finance and General Counsel of Crown Capital Group, Inc., a New Jersey-based consulting firm providing advisory services for middle market leveraged buy-outs. Prior to 1986, Mr. Meller was a financial consultant and practiced law in New York City. He is a member of the New York State Bar.

            On August 26, 2005, the Board of Directors unanimously approved an Employment Agreement between the Company and Mr. Meller for Mr. Meller to serve as the Company's President, Chief Executive Officer and Chief Financial Officer. The term of the Employment Agreement will expire on August 31, 2006. The Employment Agreement provides for annual compensation of $85,000 which is deferred, except for $20,000, until such time that the Board of Directors determines, in its sole discretion, that the Company has sufficient financial resources to pay the deferred compensation in cash, or the Board may determine, in its sole discretion, to issue Mr. Meller one share of Class B Common Stock, $.01 par value per share, for each dollar owed in compensation or, alternatively, the number of shares of our Class A Common Stock, no par value per share, calculated by dividing (x) the total dollars owed in compensation by
(y) eighty percent (80%) of the lowest issue price of our Class A Common Stock.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


            c)   Exhibits

                 10.1 Resignation Agreement dated August 26, 2005 between iVoice Technology, Inc. and Arie Seidler.

                 10.2 Employment Agreement dated August 29, 2005 between iVoice Technology, Inc. and Mark Meller.
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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






IVOICE, INC,



Date:  August 29, 2005              By:   /s/ Mark Meller
                                          ------------------------
                                          Mark Meller
                                          President, and Chief Executive Officer
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                                INDEX OF EXHIBITS
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         10.1     Resignation Agreement dated August 26, 2005 between iVoice
                  Technology, Inc. and Arie Seidler.


         10.2 Employment Agreement dated August 29, 2005 between iVoice Technology, Inc. and Mark Meller.